Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events
Subsequent Events

20. Subsequent Events

On July 25, 2019, GasLog drew down $129,500 under the loan agreement with ABN AMRO BANK N.V. and Oversea-Chinese Banking Corporation Limited entered into on June 25, 2019 for the financing of the GasLog Warsaw.

On July 31, 2019, GasLog took delivery of the GasLog Warsaw, a 180,000 cbm Mark III Flex Plus carrier with low pressure dual fuel two-stroke engine propulsion constructed by Samsung. Upon delivery, the vessel immediately commenced a time charter with a wholly-owned subsidiary of Cheniere Energy Inc. for the period prior to the commencement of its long-term charter with a subsidiary of Endesa S.A. in May 2021.

On July 31, 2019, the board of directors declared a quarterly cash dividend of $0.15 per common share payable on August 22, 2019 to shareholders of record as of August 12, 2019.